WARRANT EXCHANGE AGREEMENT

This Warrant Exchange Agreement (this “Agreement”) is dated as of August 14, 2017, by and between Car Charging Group, Inc., a Nevada Corporation (the “Company”), and Wolverine Flagship Fund Trading Limited (the “Holder”).

RECITALS

WHEREAS, the Holder currently hold warrants to purchase an aggregate total of 2,500,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) (the “Warrants”), which Warrants are more particularly identified on Schedule A attached hereto; and

WHEREAS, subject to the terms and conditions set forth herein and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holder, and the Holder, desires to exchange with the Company, the Warrants for 2,500,000 shares (the “Exchange Shares”, and such number of Exchange Shares, the “Exchange Share Amount”) of the Company’s Common Stock (the “Exchange”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Securities Exchange.

(a) In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement and in reliance on the exemption from registration set forth in Rule 3(a)(9) of the Securities Act, subject to the satisfaction of each of the conditions set forth in Sections 4 and 5 hereof, the Company and the Holder hereby agree that, all the Warrants held by the Holder shall be exchanged for the Exchange Share Amount of Exchange Shares on the date hereof. The Holder agrees to deliver and surrender to the Company for cancellation the Warrants as soon as commercially practicable after the date hereof.

(b) The closing under this Agreement (the “Closing”) shall take place upon the satisfaction of each of the conditions set forth in Sections 4 and 5 hereof (the “Closing Date”).

(c) At the Closing, the Company shall issue the Exchange Share Amount of Exchange Shares to the Holder on the books and records of the Company, which shall be held in book-entry form with a restrictive legend with the transfer agent of the Company. On the Closing Date, the Company shall deliver evidence to the Holder that the Exchange Shares have been issued to the Holder. On the Closing Date the Holder shall be deemed for all corporate purposes to have become the holder of record of the Exchange Shares.

(d) Upon each resale of all, or any part, of the Exchange Shares and delivery of a legal opinion by counsel of the Holder with respect to each such resale (each such date, a “Opinion Delivery Date”), the Company shall, no later than the third (3rd) Trading Day after each such Opinion Delivery Date (or such earlier date as required for the settlement of trades occurring on such Opinion Delivery Date pursuant to the Securities Exchange Act of 1934, as amended), (each a “DTC Share Delivery Deadline”), cause such applicable Exchange Shares subject to such resale to be delivered to the Holder or its designee’s balance account with the Depository Trust Company (“DTC”) in accordance with the DTC instructions delivered by the Holder to the Company (the “DTC Shares”).

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(e) If the Company shall fail for any reason or for no reason to deliver to the Holder by the applicable DTC Share Delivery Deadline the DTC Shares due to the Holder pursuant to Section 1(d) above by electronic delivery at the applicable balance account at DTC, and if on or after such DTC Share Delivery Deadline the Holder effects a Buy-In (as defined in the Warrants), then the Company shall, within three (3) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay the Buy-In Price (as defined in the Warrants) in cash, at which point the Company’s obligation to deliver such DTC Shares shall terminate, or (ii) promptly honor its obligation to electronically deliver to the Holder such unlegended DTC Shares as provided above and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the date hereof and ending on the date the Company satisfies its obligations in full pursuant to this Section 1(e)).

(f) The Company and the Holder shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

2. Representations, Warranties and Covenants of the Holder. The Holder hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company:

(a) The Holder is validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) This Agreement has been duly authorized, validly executed and delivered by the Holder and is a valid and binding agreement and obligation of the Holder, enforceable against the Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Holder has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(c) The Holder understands that the Exchange Shares are being offered and sold in reliance on specific provisions of Federal and state securities laws, specifically Section 3(a)(9) of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws.

(d) The Holder is an “qualified institutional buyer” as defined under Rule 144A of the Securities Act.

(e) The Holder will be acquiring the Exchange Shares for its own account, for investment purposes, and not with a view to any resale or distribution in whole or in part, in violation of the Securities Act or any applicable securities laws; provided, however, that notwithstanding the foregoing, the Holder does not covenant to hold the Exchange Shares for any minimum period of time.

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(f) The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Warrants free and clear of all rights and Encumbrances (as defined below). The Holder hereby waives any registration rights to which the Holder may have been or may be entitled with regard to the Warrants and Exchange Shares. The Holder has the full power and authority to vote, transfer and dispose of the Warrants free and clear of any right or Encumbrance other than restrictions under the Securities Act and applicable state securities laws. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Warrants. As used herein, “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

3. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Holder, and covenants for the benefit of the Holder, as follows:

(a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Nevada, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” shall mean any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

(b) The issuance of the Exchange Shares is duly authorized and, upon issuance in accordance with the terms hereof, the Exchange Shares shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens and charges and other encumbrances with respect to the issue thereof and the Exchange Shares shall be fully paid and nonassessable with the holder thereof being entitled to all rights accorded to a holder of Common Stock. No commission or other remuneration has been paid by the Holder to the Company in connection with the Exchange or any transactions contemplated hereby.

(c) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Company has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

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(d) The execution and delivery of the Agreement and the consummation of the transactions contemplated by this Agreement by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company’s certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B), (ii) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

(e) Assuming the accuracy of the representations and warranties of the Holder contained herein, the Exchange is exempt from registration under the Securities Act, pursuant to the exemption provided by Section 3(a)(9) thereof, and applicable state securities laws.

(f) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Exchange Shares or the consummation of any other transaction contemplated by this Agreement.

(g) The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and delivery of the Exchange Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Exchange Shares, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Exchange Shares under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Exchange Shares.

(h) The Company represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of the Exchange. Other than the exchange of the Warrants, the Company has not received any consideration for the Exchange Shares.

4. Conditions Precedent to the Obligation of the Company to Consummate the Exchange. The obligation hereunder of the Company to issue and deliver the Exchange Shares to the Holder and consummate the Exchange is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) The Holder shall have executed and delivered this Agreement.

(b) The Holder shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

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(c) The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

5. Conditions Precedent to the Obligation of the Holder to Consummate the Exchange. The obligation hereunder of the Holder to surrender the Warrants, accept the Exchange Shares and consummate the Exchange is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Holder’s sole benefit and may be waived by the Holder at any time in its sole discretion.

(a) The Company shall have executed and delivered this Agreement.

(b) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c) Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

(d) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement at or prior to the Closing Date.

(e) As of the Closing Date, no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its prope1iies, which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. As of the Closing Date, no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

6. Covenants.

(a) The Company shall file, on or before 5:30 p.m., New York City time on August 21, 2017: (i) a current report on Form 8-K with the Securities and Exchange Commission (the “SEC”); (ii) a press release, (iii) an Amendment to its Registration Statement on Form S-1/A (File No. 333-214461) with the SEC; or (iv) a Quarterly Report on Form 10-Q with the SEC (the particular filing made shall be referred to herein as the “Public Disclosure”), relating to the transactions contemplated by this Agreement and attaching (in the case of a 8-K, S-1/A, or 10-Q) the form of this Agreement (including, without limitation, all schedules and exhibits to such agreement, if any) as an exhibit to such 8-K, S-1/A, or 10-Q. From and after the filing of the Public Disclosure, the Holder shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, Affiliates (as defined in the Warrants), employees or agents, that is not disclosed in the Public Disclosure. In addition, effective upon the filing of the Public Disclosure, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, Affiliates, employees or agents, on the one hand, and the Holder or any of its Affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, Affiliates, employees and agents, not to, provide the Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, Affiliates employees or agents delivers any material, non-public information to the Holder without the Holder’s consent, the Company hereby covenants and agrees that the Holder’s shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, Affiliates, employees or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, Affiliates, employees or agents not to trade on the basis of, such material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

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(b) The Company shall promptly secure the listing of all of (i) the Exchange Shares and (ii) any capital stock of the Company issued or issuable with respect to the Exchange Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise (the “Listed Securities”) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Listed Securities. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 6(b).

(c) The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof, that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby (each a “Settlement Document”), is or will be more favorable to such Person than those of the Holder and this Agreement. If, and whenever on or after the date hereof the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Holder immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this Section 6(c) shall apply similarly and equally to each Settlement Document.

(d) For the purposes of Rule 4(a)(1) and, if applicable, Rule 144, the Company acknowledges that the holding period of (i) the Exchange Shares may be tacked onto the holding period of the Warrant, and the Company agrees not to take a position contrary to this Section 6(d). The Company agrees to take all actions necessary to issue the DTC Shares that are freely tradable without restriction and not containing any restrictive legend in accordance with Section 1(d) hereof upon the receipt on the Opinion Delivery Date of the legal opinion by counsel of the Holder referred to in Section 1(d) hereof.

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(e) The Company shall make all filings and reports relating to the Exchange required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

7. Miscellaneous.

(a) Governing Law; Consent to Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, or email (provided that any notice sent by email shall be confirmed by other means pursuant to this Section 7), initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

(i) if to the Company:

Car Charging Group, Inc.

3284 N 29th Ct.

Hollywood, FL 33020-1320

Attention: Mike Calise

Email:

Tel. No.: (305) 521-0200

(ii) if to the Holder:

Wolverine Flagship Fund Trading Limited

175 W. Jackson Blvd., Suite 340

Chicago, Illinois 60604

Attention:

Email:

Tel. No.:

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All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when receipt is acknowledged, if emailed; or when actually received or refused if sent by other means.

(c) Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

(d) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(e) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Warrants.

(g) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(h) Survival. The representations, warranties and covenants of the Company and the Holder contained herein shall survive the Closing and delivery of the Exchange Shares.

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(i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(k) Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the transactions contemplated hereby, if any.

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IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above

CAR CHARGING GROUP, INC.

By:
Name:
Title:

HOLDER:

WOLVERINE FLAGSHIP FUND TRADING LIMITED

By:

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SCHEDULE A

SCHEDULE OF WARRANTS

Warrant Holder	Warrant Number	Date of Issuance	Date of Expiration	Number Outstanding
Wolverine Flagship Fund Trading Limited

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